UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 16, 2021
(February 12, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

PNM Resources, Inc. (“PNMR”) held a virtual special meeting of shareholders via live audio webcast on February 12, 2021 (the “Special Meeting”). At the Special Meeting, PNMR’s shareholders voted on the following proposals set forth in PNMR’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on January 5, 2021, relating to the proposed acquisition of PNMR by Avangrid, Inc. (“Avangrid”).

As of the close of business on December 31, 2020, the record date for the Special Meeting, PNMR had a total of 85,834,874 shares of common stock outstanding and entitled to vote at the Special Meeting, of which 65,075,013 shares were represented at the Special Meeting in person or by proxy.

PNMR did not receive notice that any shareholder intended to seek dissenter's rights, which a shareholder who wanted to pursue dissenter’s rights was required to do by New Mexico corporation law.

Set forth below are the final voting results for each of the proposals submitted to a vote of PNMR’s shareholders at the Special Meeting. Under state law abstentions have the effect of a vote against the matter. A detailed discussion of each of these proposals can be found in the Proxy Statement.

Proposal 1: Merger Proposal

PNMR’s shareholders approved the Agreement and Plan of Merger, dated as of October 20, 2020, by and among PNMR, Avangrid and NM Green Holdings, Inc. (the “Merger Agreement”), by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

60,325,232	380,191	4,369,589	—

Proposal 2: Advisory Vote on Merger-Related Compensation

PNMR's shareholders approved, on an advisory basis, certain existing compensation arrangements for PNMR’s named executive officers in connection with the merger contemplated by the Merger Agreement, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

57,487,825	3,150,087	4,437,101	—

In connection with the Special Meeting, PNMR also solicited proxies with respect to Proposal 3 to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Merger Agreement. As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment proposal was rendered moot and was not presented at the Special Meeting.

Item 8.01. Other Events.

On February 12, 2021, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated February 12, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 16, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)